                   CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                         ORIGINAL PURCHASE AS OF DECEMBER 31, 1999
                          VALUATION DATE AS OF DECEMBER 31, 2000

Date         Transaction                 Dollar Amount    Unit Value     Units This Trans       Accum Units         Accum Value
----         -----------                 -------------    ----------     ----------------       -----------         -----------

             HARRIS ASSOCIATES VALUE PORTFOLIO

12-31-99     Purchase                     $1,000.00       15.966510637           62.631             62.631             1,000.00
12-31-00     Contract Fee                     (1.44)      17.421005944           (0.083)            62.548             1,089.66
12-31-00     Value before Surr Chg                        17.421005944            0.000             62.548             1,089.66
12-31-00     Surrender Charge                (70.00)      17.421005944           (4.018)            58.530             1,019.66
Cumulative Total Returns without/with chrgs    9.11%   A                                                                   1.97%   C

             MFS TOTAL RETURN PORTFOLIO

12-31-99     Purchase                     $1,000.00       14.738843514           67.848             67.848             1,000.00
12-31-00     Contract Fee                     (1.44)      16.856043840           (0.085)            67.762             1,142.21
12-31-00     Value before Surr Chg                        16.856043840            0.000             67.762             1,142.21
12-31-00     Surrender Charge                (70.00)      16.856043840           (4.153)            63.610             1,072.21
Cumulative Total Returns without/with chrgs   14.36%   A                                                                   7.22%   C



             STRONG GROWTH PORTFOLIO

12-31-99     Purchase                     $1,000.00       36.086511024           27.711             27.711             1,000.00
12-31-00     Contract Fee                     (1.44)      33.016478498           (0.044)            27.668               913.49
12-31-00     Value before Surr Chg                        33.016478498            0.000             27.668               913.49
12-31-00     Surrender Charge                (70.00)      33.016478498           (2.120)            25.547               843.49
Cumulative Total Returns without/with chrgs   -8.51%   A                                                                 -15.65%   C

             RS DIVERSIFIED GROWTH PORTFOLIO





12-31-99     Purchase                     $1,000.00       32.982099692           30.319             30.319             1,000.00
12-31-00     Contract Fee                     (1.44)      22.366708379           (0.064)            30.255               676.71
12-31-00     Value before Surr Chg                        22.366708379            0.000             30.255               676.71
12-31-00     Surrender Charge                (70.00)      22.366708379           (3.130)            27.125               606.71
Cumulative Total Returns without/with chrgs  -32.19%   A                                                                 -39.33%   C


             LPA CORE EQUITY PORTFOLIO

12-31-99     Purchase                     $1,000.00       18.580598741           53.820             53.820             1,000.00
12-31-00     Contract Fee                     (1.44)      16.279778201           (0.088)            53.731               874.73
12-31-00     Value before Surr Chg                        16.279778201            0.000             53.731               874.73
12-31-00     Surrender Charge                (70.00)      16.279778201           (4.300)            49.431               804.73
Cumulative Total Returns without/with chrgs  -12.38%   A                                                                 -19.53%   C

             LPA GLOBAL LEADERS PORTFOLIO

12-31-99     Purchase                     $1,000.00       11.590000295           86.281             86.281             1,000.00
12-31-00     Contract Fee                     (1.44)       9.619049244           (0.150)            86.132               828.50
12-31-00     Value before Surr Chg                         9.619049244            0.000             86.132               828.50
12-31-00     Surrender Charge                (70.00)       9.619049244           (7.277)            78.854               758.50
Cumulative Total Returns without/with chrgs  -17.01%   A                                                                 -24.15%   C

             DEUTSCHE VIT EQUITY 500 INDEX FUND

12-31-99     Purchase                     $1,000.00       12.974363457           77.075             77.075             1,000.00
12-31-00     Contract Fee                     (1.44)      11.601446409           (0.124)            76.951               892.74
12-31-00     Value before Surr Chg                        11.601446409            0.000             76.951               892.74
12-31-00     Surrender Charge                (70.00)      11.601446409           (6.034)            70.917               822.74
Cumulative Total Returns without/with chrgs  -10.58%   A                                                                 -17.73%   C

             THE UNIVERSAL INSTITUTIONAL FUNDS INTERNATIONAL MAGNUM PORTFOLIO

12-31-99     Purchase                     $1,000.00       11.219928893           89.127             89.127             1,000.00
12-31-00     Contract Fee                     (1.44)       9.676953501           (0.149)            88.978               861.04
12-31-00     Value before Surr Chg                         9.676953501            0.000             88.978               861.04
12-31-00     Surrender Charge                (70.00)       9.676953501           (7.234)            81.745               791.04
Cumulative Total Returns without/with chrgs  -13.75%   A                                                                 -20.90%   C

             THE UNIVERSAL INSTITUTIONAL FUNDS EMERGING MARKETS EQUITY PORTFOLIO

12-31-99     Purchase                     $1,000.00       13.404130506           74.604             74.604             1,000.00
12-31-00     Contract Fee                     (1.44)       8.066106249           (0.179)            74.425               600.32
12-31-00     Value before Surr Chg                         8.066106249            0.000             74.425               600.32
12-31-00     Surrender Charge                (70.00)       8.066106249           (8.678)            65.747               530.32
Cumulative Total Returns without/with chrgs  -39.82%   A                                                                 -46.97%   C

             THE UNIVERSAL INSTITUTIONAL FUNDS HIGH YIELD PORTFOLIO

12-31-99     Purchase                     $1,000.00       10.501679174           95.223             95.223             1,000.00
12-31-00     Contract Fee                     (1.44)       9.249850872           (0.156)            95.067               879.36
12-31-00     Value before Surr Chg                         9.249850872            0.000             95.067               879.36





12-31-00     Surrender Charge                (70.00)       9.249850872           (7.568)            87.499               809.36
Cumulative Total Returns without/with chrgs  -11.92%   A                                                                 -19.06%   C

             FEDERATED PRIME MONEY MARKET FUND II

12-31-99     Purchase                     $1,000.00        1.029442281          971.400            971.400             1,000.00
12-31-00     Contract Fee                     (1.44)       1.073790936           (1.341)           970.059             1,041.64
12-31-00     Value before Surr Chg                         1.073790936            0.000            970.059             1,041.64
12-31-00     Surrender Charge                (70.00)       1.073790936          (65.190)           904.869               971.64
Cumulative Total Returns without/with chrgs    4.31%   A                                                                  -2.84%   C

             FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

12-31-99     Purchase                     $1,000.00        9.781357387          102.235            102.235             1,000.00
12-31-00     Contract Fee                     (1.44)      10.692250613           (0.135)           102.101             1,091.69
12-31-00     Value before Surr Chg                        10.692250613            0.000            102.101             1,091.69
12-31-00     Surrender Charge                (70.00)      10.692250613           (6.547)            95.554             1,021.69
Cumulative Total Returns without/with chrgs    9.31%   A                                                                   2.17%   C

A = (Unit Value as of December 31, 2000 - Unit Value at Purchase)/Unit  Value at
    Purchase
C = Accumulated  Value as of  December  31,  2000 - Accum.  Value at
    Purch.)/Accum. Value at Purch.

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.

                    CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                          ORIGINAL PURCHASE AS OF SUB-ACCOUNT INCEPTION
                          VALUATION DATE AS OF DECEMBER 31, 2000

Date            Transaction                 Dollar Amount      Unit Value       Units This Trans    Accum Units         Accum Value
----            -----------                 -------------      ----------       ----------------    -----------         -----------

                HARRIS ASSOCIATES VALUE PORTFOLIO

2-9-96          Purchase                     $1,000.00          10.146989359           98.551           98.551         1,000.00
2-8-97          Contract Fee                     (1.44)         12.123468000           (0.119)          98.433         1,193.34
2-9-98          Contract Fee                     (1.44)         15.293320523           (0.094)          98.338         1,503.92
2-9-99          Contract Fee                     (1.44)         15.406569176           (0.093)          98.245         1,513.62
2-9-00          Contract Fee                     (1.44)         13.804671071           (0.104)          98.141         1,354.80
12-31-00        Value before Surr Chg                           17.421005944            0.000           98.141         1,709.71
12-31-00        Surrender Charge                (40.00)         17.421005944           (2.296)          95.845         1,669.71
Cumulative Total Returns without/with chrgs      71.69%   A                                                               66.97%   C
Avg. Annual Total Returns without/with chrgs     11.67%   B                                                               11.04%   D

                MFS TOTAL RETURN PORTFOLIO

2-9-96          Purchase                     $1,000.00          10.102774711           98.983           98.983         1,000.00





2-8-97          Contract Fee                     (1.44)         11.027930228           (0.131)          98.852         1,090.13
2-9-98          Contract Fee                     (1.44)         13.375506975           (0.108)          98.744         1,320.76
2-9-99          Contract Fee                     (1.44)         14.184779254           (0.102)          98.643         1,399.23
2-9-00          Contract Fee                     (1.44)         14.058383594           (0.102)          98.541         1,385.32
12-31-00        Value before Surr Chg                           16.856043840            0.000           98.541         1,661.00
12-31-00        Surrender Charge                (40.00)         16.856043840           (2.373)          96.167         1,621.00
Cumulative Total Returns without/with chrgs      66.85%   A                                                               62.10%   C
Avg. Annual Total Returns without/with chrgs     11.02%   B                                                               10.37%   D

                STRONG GROWTH PORTFOLIO

2-9-96          Purchase                     $1,000.00          10.558402726           94.711           94.711         1,000.00
2-8-97          Contract Fee                     (1.44)         12.621549924           (0.114)          94.597         1,193.96
2-9-98          Contract Fee                     (1.44)         16.045981936           (0.090)          94.507         1,516.47
2-9-99          Contract Fee                     (1.44)         19.715389731           (0.073)          94.434         1,861.81
2-9-00          Contract Fee                     (1.44)         39.502063708           (0.036)          94.398         3,728.91
12-31-00        Value before Surr Chg                           33.016478498            0.000           94.398         3,116.69
12-31-00        Surrender Charge                (40.00)         33.016478498           (1.212)          93.186         3,076.69
Cumulative Total Returns without/with chrgs     212.70%   A                                                              207.67%   C
Avg. Annual Total Returns without/with chrgs     26.22%   B                                                               25.80%   D

                RS DIVERSIFIED GROWTH PORTFOLIO

2-9-96          Purchase                     $1,000.00          10.156090245           98.463           98.463         1,000.00
2-8-97          Contract Fee                     (1.44)         10.349591726           (0.139)          98.324         1,017.61
2-9-98          Contract Fee                     (1.44)         12.205056788           (0.118)          98.206         1,198.61
2-9-99          Contract Fee                     (1.44)         14.310224339           (0.101)          98.105         1,403.91
2-9-00          Contract Fee                     (1.44)         37.525499093           (0.038)          98.067         3,680.01
12-31-00        Value before Surr Chg                           22.366708379            0.000           98.067         2,193.44
12-31-00        Surrender Charge                (40.00)         22.366708379           (1.788)          96.279         2,153.44
Cumulative Total Returns without/with chrgs     120.23%   A                                                              115.34%   C
Avg. Annual Total Returns without/with chrgs     17.50%   B                                                               16.96%   D


                LPA CORE EQUITY PORTFOLIO

2-9-96          Purchase                     $1,000.00            10.238540927         97.670           97.670         1,000.00
2-8-97          Contract Fee                     (1.44)           11.509183224         (0.125)          97.545         1,122.66
2-9-98          Contract Fee                     (1.44)           14.531551006         (0.099)          97.446         1,416.04
2-9-99          Contract Fee                     (1.44)           15.587525481         (0.092)          97.354         1,517.50
2-9-00          Contract Fee                     (1.44)           17.034370396         (0.085)          97.269         1,656.92
12-31-00        Value before Surr Chg                             16.279778201          0.000           97.269         1,583.52
12-31-00        Surrender Charge                (40.00)           16.279778201         (2.457)          94.812         1,543.52
Cumulative Total Returns without/with chrgs      59.00%   A                                                               54.35%   C
Avg. Annual Total Returns without/with chrgs      9.94%   B                                                                9.27%   D




                DEUTSCHE VIT EQUITY 500 INDEX

5-4-98          Purchase                     $1,000.00            10.000000000        100.000          100.000         1,000.00





5-4-99          Contract Fee                     (1.44)           11.816818050         (0.122)          99.878         1,180.24
5-4-00          Contract Fee                     (1.44)           12.431895971         (0.116)          99.762         1,240.23
12-31-00        Value before Surr Chg                             11.601446409          0.000           99.762         1,157.39
12-31-00        Surrender Charge                (70.00)           11.601446409         (6.034)          93.729         1,087.39
Cumulative Total Returns without/with chrgs      16.01%   A                                                                8.74%   C
Avg. Annual Total Returns without/with chrgs      5.74%   E                                                                3.20%   F

                THE UNIVERSAL INSTITUTIONAL FUNDS INTERNATIONAL MAGNUM PORTFOLIO

5-4-98          Purchase                     $1,000.00            10.000000000        100.000          100.000         1,000.00
5-4-99          Contract Fee                     (1.44)            9.462060236         (0.152)          99.848           944.77
5-4-00          Contract Fee                     (1.44)           10.495152646         (0.137)          99.711         1,046.48
12-31-00        Value before Surr Chg                              9.676953501          0.000           99.711           964.89
12-31-00        Surrender Charge                (70.00)            9.676953501         (7.234)          92.477           894.89
Cumulative Total Returns without/with chrgs      -3.23%   A                                                              -10.51%   C
Avg. Annual Total Returns without/with chrgs     -1.23%   E                                                               -4.08%   F

                THE UNIVERSAL INSTITUTIONAL FUNDS EMERGING MARKETS EQUITY PORTFOLIO

5-4-98          Purchase                     $1,000.00            10.000000000        100.000          100.000         1,000.00
5-4-99          Contract Fee                     (1.44)            8.791106858         (0.164)          99.836           877.67
5-4-00          Contract Fee                     (1.44)           12.390254466         (0.116)          99.720         1,235.56
12-31-00        Value before Surr Chg                              8.066106249          0.000           99.720           804.35
12-31-00        Surrender Charge                (70.00)            8.066106249         (8.678)          91.042           734.35
Cumulative Total Returns without/with chrgs     -19.34%   A                                                              -26.56%   C
Avg. Annual Total Returns without/with chrgs     -7.75%   E                                                              -10.95%   F

                THE UNIVERSAL INSTITUTIONAL FUNDS HIGH YIELD PORTFOLIO

5-4-98          Purchase                     $1,000.00            10.000000000        100.000          100.000         1,000.00
5-4-99          Contract Fee                     (1.44)           10.457658041         (0.138)          99.862         1,044.33
5-4-00          Contract Fee                     (1.44)           10.254312732         (0.140)          99.722         1,022.58
12-31-00        Value before Surr Chg                              9.249850872          0.000           99.722           922.41
12-31-00        Surrender Charge                (70.00)            9.249850872         (7.568)          92.154           852.41
Cumulative Total Returns without/with chrgs      -7.50%   A                                                              -14.76%   C
Avg. Annual Total Returns without/with chrgs     -2.89%   E                                                               -5.82%   F

                FEDERATED PRIME MONEY MARKET FUND II

1-14-99         Purchase                     $1,000.00             1.000000000      1,000.000        1,000.000         1,000.00
1-14-00         Contract Fee                     (1.44)            1.030698763         (1.397)         998.603         1,029.26
12-31-00        Value before Surr Chg                              1.073790936          0.000          998.603         1,072.29
12-31-00        Surrender Charge                (70.00)            1.073790936        (65.190)         933.413         1,002.29
Cumulative Total Returns without/with chrgs       7.38%   A                                                                0.23%   C
Avg. Annual Total Returns without/with chrgs      3.69%   G                                                                0.12%   H

                FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

1-14-99         Purchase                     $1,000.00            10.000000000        100.000          100.000         1,000.00
1-14-00         Contract Fee                     (1.44)            9.720178921         (0.148)          99.852           970.58
12-31-00        Value before Surr Chg                             10.692250613          0.000           99.852         1,067.64
12-31-00        Surrender Charge                (70.00)           10.692250613         (6.547)          93.305           997.64





Cumulative Total Returns without/with chrgs       6.92%   A                                                               -0.24%   C
Avg. Annual Total Returns without/with chrgs      3.47%   G                                                               -0.12%   H

                LPA GLOBAL LEADERS PORTFOLIO

5-10-99         Purchase                     $1,000.00            10.000000000        100.000          100.000         1,000.00
5-10-00         Contract Fee                     (1.44)           10.202736293         (0.141)          99.859         1,018.83
12-31-00        Value before Surr Chg                              9.619049244          0.000           99.859           960.55
12-31-00        Surrender Charge                (70.00)            9.619049244         (7.277)          92.582           890.55
Cumulative Total Returns without/with chrgs      -3.81%   A                                                              -10.95%   C
Avg. Annual Total Returns without/with chrgs     -2.33%   I                                                               -6.80%   J

A = (Unit Value as of December 31, 2000 - Unit Value at Purchase)/Unit Value at
    Purchase
B = ((A+1) ^(1/4.89589041095)) - 1
C = (Accumulated Value as of December 31, 2000 - Accum. Value at Purch.)/Accum.
    Value at Purch.
D = ((C+1) ^(1/4.89589041095)) - 1
E = ((A+1) ^(1/2.66301369863)) - 1
F = ((C+1) ^(1/2.66301369863)) - 1
G = ((A+1) ^(1/1.96438356164)) - 1
H = ((C+1) ^(1/1.96438356164)) - 1
I = ((A+1) ^(1/1.64657534246)) - 1
J = ((C+1) ^(1/1.64657534246)) - 1

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.